©2025 FHLB Cincinnati. All rights reserved. Welcome 2025 FHLB Cincinnati Annual Stockholder Meeting May 8, 2025

©2025 FHLB Cincinnati. All rights reserved. Disclaimer This presentation may contain forward-looking statements that are subject to risks and uncertainties that could affect the FHLB’s financial condition and results of operations. These include, but are not limited to, the effects of economic and financial conditions, legislative or regulatory developments concerning the FHLB System, financial pressures affecting other FHLBanks, competitive forces, and other risks detailed from time to time in the FHLB’s annual report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the FHLB undertakes no obligation to update any such statements. 1

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Committed to Communities Nancy E. Uridil Chair, FHLB Cincinnati Board of Directors

©2025 FHLB Cincinnati. All rights reserved. FHLB Board: Committed to Fifth District Members • Board Governance & Oversight • Membership Value • Programs • Operations • Performance • Council of FHLBanks Advocacy • Chair, Director Representative, President of each FHLBank • Nancy Uridil, Lewis Diaz, Andy Howell 3

©2025 FHLB Cincinnati. All rights reserved. FHLB Board: Committed to Housing & Community Investment • Affordable Housing Program & Welcome Home Program • Community Investment Program • Economic Development Program • Voluntary Programs • Disaster Reconstruction Program • Carol M. Peterson Housing Fund • Zero Interest Fund • Rise Up Program 4

Damon Allen Senior Vice President Chief Marketing and Community Investment Officer Karla Russo Senior Vice President Chief Human Resources Officer Tami Hendrickson Senior Vice President Treasurer Jim Frondorf Senior Vice President Chief Credit Officer Andy Howell President & CEO Roger Batsel Executive Vice President Chief Operating Officer Amy Konow Senior Vice President Chief Audit Executive Bridget Hoffman Senior Vice President General Counsel Chris Bates Senior Vice President Chief Accounting Officer Steve Sponaugle Executive Vice President Chief Financial Officer Brian Comp Senior Vice President Chief Information Officer Dan Tully Executive Vice President Chief Risk and Compliance Officer Senior Leadership

Kentucky Brady Burt Senior Vice President Chief Financial Officer Park National Bank Audit Committee Chair Bob Lameier Director Miami Savings Bank Mike Pell President and CEO First State Bank Board Vice Chair Kathy Rogers Director Fifth Third Bancorp Jon Welty President Ohio Capital Finance Corp Housing & Community Development Chair Jim Vance Senior Vice President Western & Southern Mott Ford Chairman and CEO Commercial Bank and Trust Co. McCall Wilson President and CEO Bank of Fayette County Wade Berry President and CEO Farmers Bank & Trust Co. Risk Committee Chair Greg Caudill Director Farmers National Bank Ohio Member Directors Kentucky Member Directors Tennessee Member Directors The majority of the board are MEMBERS themselves

Independent Directors * Public Interest Director Scott Spivey Retired Finance Management Executive Nancy Uridil Retired Global CPG Executive Board Chair Steve Stivers * President and CEO Ohio Chamber of Commerce Susan Collins Retired EVP, Chief Human Resources Officer and Chief Administrative Officer Tennessee Valley Authority Kristin Darby Chief Information Officer Tenn. Dept. of Finance & Administration Business, Operations and Technology Committee Chair Lewis Diaz * Partner, Dinsmore & Shohl LLP Human Resources, Compensation & Inclusion Committee Chair Danny Herron * President and CEO Habitat for Humanity of Greater Nashville Governance Committee Chair

Looking Forward: The 2025 Director Election

June 12: The Bank's third-party vendor, Survey & Ballot Systems (SBS), will email your designated Primary Contact with your unique credentials and a link to your online nominating ballot and election materials. Add the following address to your email contacts list as an approved sender from FHLBank Election Coordinator, **noreply@directvote.net**.

Questions: contact Melissa Dallas or Kevin Hanrahan at DirectorElection2025@fhlbcin.com.

NOTE: Director Elections electronic voting information will also be communicated through a Member NewsLine and to your Members Only inbox.

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©2025 FHLB Cincinnati. All rights reserved.
FHLB CINCINNATI

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Well-Positioned to Serve Members • Reliable Source of Liquidity • Mortgage Purchase Program • Extensive Affordable Housing and Community Investment Programs 9

©2025 FHLB Cincinnati. All rights reserved. Reliable Partners: The FHLB And Our Members Andrew Howell President and CEO, FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. Reliable Partners: The FHLB And Our Members • Business Activity and Earnings Performance • Reliable in stressed environments as a trusted “first responder” • Here for members in all environments as a stable provider of liquidity, longer term and general balance sheet funding needs • Looking Forward – 2025 and beyond 11

©2025 FHLB Cincinnati. All rights reserved. The Base of Business Remains Stable in the Fifth District 12 $1,531 $1,548 $1,579 $1,715 $1,946 $2,133 $2,185 $2,334 $2,440 687 660 646 640 628 618 616 609 605 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 600 620 640 660 680 700 720 740 2016 2017 2018 2019 2020 2021 2022 2023 2024 Member Assets ($ Billions)* Number of Member Stockholders at Year-End Member Assets ($B) # Members Source: S&P Market Intelligence; current membership; * assets exclude JPMorgan Chase Avg. member size: $2.2 billion Avg. member size: $4.0 billion

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Membership Composition – Year End 2024 13 323 72 148 55 7 605 Members Source: FHLB Cincinnati, Call Report Data $1,674 $66 $104 $595 $1 Assets by Charter Type ($B) (excl JPM) Commercial Banks Savings Banks/Thrifts Credit Unions Insurance Companies CDFIs

©2025 FHLB Cincinnati. All rights reserved. 50% 6% 44% Y/E 2021 Member Advance Composition by Charter Type 14 78% 4% 17% Y/E 2024 Member Advance Balances by Charter Type $ in Billions Charter Type Y/E 2021 Y/E 2024 Banks/Thrifts $11.5 $62.3 Credit Unions $1.3 $3.5 Insurance Companies $10.1 $13.7 Total $22.9 $79.5 Percentage of Total Member Advances Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. Loan and Deposit Historical Growth Rates Fifth District Member Banks/Thrifts with Assets < $10 Billion 15 2.6% 15.4% 10.7% 6.0% 13.9% 4.3% 5.6% 5.6% Y/E 2020 - Y/E 2021 Y/E 2021 - Y/E 2022 Y/E 2022 - Y/E 2023 Y/E 2023 - Y/E 2024 Loans Deposits Source: Call Report Data; current bank/thrift members

©2025 FHLB Cincinnati. All rights reserved. Loan to Deposit Ratios All Commercial Banks in the United States 16 50% 60% 70% 80% 90% 100% 110% Dec 1975 – 67.4% Maximum: 100.8% Nov 2000 Minimum: 59.3% Nov 2021 March 2025 70.9% Oct 2008 – 98.9% Source: St. Louis Federal Reserve

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Historical Advance Balances 17 54.9 47.3 79.9 48.4 25.0 23.0 56.0 67.4 107.9 73.6 79.5 $0 $20 $40 $60 $80 $100 $120 Member Advances ($ Billions) Covid-19 Pandemic Bank Failures Federal Stimulus Money Source: FHLB Cincinnati Q1 2023 Peak Advances: $122 Billion on March 27 Q2 2023 Peak Advances: $123 Billion on April 27

©2025 FHLB Cincinnati. All rights reserved. Mission Asset Activities 18 76% 78% 77% 79% 82% 80% 76% 72% 76% 82% 79% 50% 55% 60% 65% 70% 75% 80% 85% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Percent of Members Participating in at least one Mission Asset Program* Source: FHLB Cincinnati *Mission Asset Programs defined as Advances, LOCs, MPP, and HCI 2014 – 2024 Average: 78%

©2025 FHLB Cincinnati. All rights reserved.19 FHLB Cincinnati: Mission-Related Activity and Investments $34.4 $27.0 $29.4 $33.6 $42.6 $45.1 $11.0 $9.3 $7.4 $7.0 $7.0 $7.1 $16.2 $28.8 $34.6 $41.3 $47.1 $48.9 $47.3 $25.0 $23.0 $67.4 $73.6 $79.5 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 $ Billions Investments (Book Value) Mortgage Purchase Program (Principal) Letters of Credit (Notional Principal) Advances (Principal) 2019 2020 2021 2022 2023 2024 Total Assets ($B) $93.5 $65.3 $60.6 $108.6 $124.0 $132.3 Primary Mission Asset Ratio (Advances and MPP as % of Consolidated Obligations) 69% 75% 69% 73% 76% 75% Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. Advances by Remaining Term to Redemption/Maturity 20 $32.3 $12.1 $11.6 $51.5 $31.6 $32.2 $6.5 $3.4 $3.3 $8.9 $28.2 $37.4 $3.2 $4.2 $4.7 $4.9 $12.3 $8.6 $5.3 $5.3 $3.4 $2.2 $1.6 $1.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 $ Billions 1 year or less 1-3 years 3-5 years >5 years Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. Reduced 1-4 Family Mortgage Originations After Spike in Home Prices 21 *Mortgage Originations data based on regulatory filings of member banks/thrifts in the Fifth District, not including JP Morgan, with over $10 million in residential mortgage activities for two consecutive quarters Source: Call Report Data, Member Banks/Thrifts Excluding JP Morgan 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $- $5 $10 $15 $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 $ in B ill io ns Retail Originations ($B) Wholesale Originations ($B) YoY Change in FHFA HPI (%)

©2025 FHLB Cincinnati. All rights reserved. Mortgage Loans Held on Balance Sheet by Term* 22 $0.8 $0.7 $0.6 $0.5 $0.5 $0.5 $10.2 $8.6 $6.8 $6.5 $6.5 $6.6 80 82 63 62 77 73 0 10 20 30 40 50 60 70 80 90 $- $2 $4 $6 $8 $10 $12 2019 2020 2021 2022 2023 2024 # of P FI s $ in B ill io ns *Term defined as original term of loans 15 Yrs or Less 15 - 30 Yrs # of PFIs** **PFIs are members executing one or more MDCs in each year; Currently, there are 287 PFIs approved to date and 106 active sellers Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati Earnings Benefit Members and the Community Operating Expense ($M) $68 $71 $71 $76 $87 $94 Operating Expense ($M) $68 $71 $71 $76 $87 $94 23 $276 $276 $42 $252 $668 $608 $0 $100 $200 $300 $400 $500 $600 $700 $800 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 Net Income ($ Millions) 2019 2020 2021 2022 2023 2024 Average Weighted Avg. Dividend Rate 5.05% 2.23% 2.00% 4.31% 7.60% 9.00% 5.03% Return on Average Assets 0.28% 0.31% 0.07% 0.25% 0.49% 0.49% 0.32% Return on Average Equity 5.65% 5.78% 1.08% 4.78% 9.63% 9.48% 6.07% Avg. Fed Effective Rate 2.16% 0.37% 0.08% 1.69% 5.03% 5.14% 2.41% Avg 10 Year Treasury Yield 2.14% 0.89% 1.43% 2.95% 3.96% 4.21% 2.60% Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Capital Activity 24 $3,367 $2,641 $2,490 $5,151 $4,846 $4,936 $648 $803 $783 $841 $964 $1,024 $446 $501 $510 $560 $694 $815 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Y/E 2023 Y/E 2024 $ Millions Capital Stock Retained Earnings-Unrestricted Retained Earnings-Restricted 2019 2020 2021 2022 2023 2024 Total Retained Earnings ($Millions) $1,094 $1,304 $1,293 $1,401 $1,658 $1,839 Excess Stock ($Millions) $37 $228 $426 $1,215 $594 $391 Retained Earnings as % of Capital 24.6% 33.2% 34.1% 21.5% 25.8% 27.3% Capital-to-Assets Ratio: Regulatory 4.79% 6.07% 6.28% 6.05% 5.26% 5.13% Restricted Retained Earnings as % of Consolidated Obligations 0.51% 0.84% 0.94% 0.56% 0.60% 0.66% Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. HCI Program Funding for 2025 25 • Affordable Housing Program: $47 Million (Competitive Grant Funding) • Welcome Home: $25 Million (Down Payment Assistance for Low & Moderate Income) • Carol M. Peterson Housing Fund: $10 Million (Elderly & Special Needs Assistance) • Rise Up: Targeted Down Payment Assistance • CDFI Advances: Rate Subsidized Advances • Hundred Homes Initiative: Mobile Home Replacement Program • MPP Note Rate Buydown: Income Eligible Loan Purchases • Disaster Reconstruction Program: Declared Disaster Assistance Source: FHLB Cincinnati

©2025 FHLB Cincinnati. All rights reserved. Regulatory & Legislative Landscape • Administrative Leadership Change • FHFA Leadership Change • Congressional Leadership Change • Engaging with Members, Prudential Regulators, and Stakeholders 26

©2025 FHLB Cincinnati. All rights reserved. Looking Forward: Our Continuing Priorities 27 • Valued Business Partner • Reliable and Competitive Source of Funding • Source of Innovative Affordable Housing Programs • Quality Service, Technology, and Programs to Meet Your Needs • Engagement on Multiple Fronts

©2025 FHLB Cincinnati. All rights reserved. The 2025 Financial Management Conference 28 • August 12-13, 2025 • Nashville, TN • Subjects Will Include: o Economic Update o Asset Liability Management o Balance Sheet Strategies o Technology Trends • Johnny Cash Museum Tours